UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2009

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana	000-22269	72-1341014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana		70002
(Address of prinicpal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 457-6220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On April 27, 2009, GS Financial Corp. (the “Company”) reported its results of operations for the first quarter ended March 31, 2009.

For additional information, reference is made to the Company’s press release dated April 27, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 9.01        Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The registrant’s press release, dated April 27, 2009, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS FINANCIAL CORP.

Date: April 27, 2009	By:	/s/ Stephen E. Wessel
Stephen E. Wessel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 27, 2009